UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 2, 2009
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BROADPOINT GLEACHER SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
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New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

12 East 49th Street, 31st Floor
New York, New York
(Address of Principal Executive Offices)

10017
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2009, Marshall A. Cohen and Bruce Rohde were unanimously elected by the Board of Directors of Broadpoint Gleacher Securities Group, Inc. (the “Company”) to fill two new seats created as a result of the Board of Director’s action to increase the size of the Board to eleven members.  The Board of Directors determined that Messrs. Cohen and Rohde are “independent directors” as defined in the NASDAQ Stock Market listing standards.  In addition, Mr. Cohen was also appointed to serve as an independent member of the Executive Compensation Committee and the Board’s Committee on Directors and Corporate Governance, and Mr. Rohde was also appointed to serve as a member of each of the Board’s Audit and Executive Compensation Committees and as a member and Chair of the Board’s Committee on Directors and Corporate Governance.

Mr. Cohen was President and Chief Executive Officer of The Molson Companies Ltd. from 1988 through 1996.  Prior to that, he was a senior official with the Government of Canada for 15 years, holding various appointments including Deputy Minister of Energy, Industry Trade & Commerce, and Finance.  Since 1996, Mr. Cohen has served as Counsel at Cassels Brock & Blackwell LLP, Barristers and Solicitors, a full service law firm in Toronto.  Mr. Cohen also serves on the Boards of Directors of Barrick Gold Corporation, TD Ameritrade and TriMas Corporation.

Mr. Rohde has served in several roles with ConAgra Foods, Inc. since 1996, including President, Vice Chairman, and Chief Executive Officer.  He is currently Chairman and CEO Emeritus of ConAgra.  Mr. Rohde is also the Managing Partner of Romar Capital Group and of counsel to Jones, Jones, Vines & Hunkins. Mr. Rohde holds two degrees from Creighton University, a Bachelor of Science degree in Business Administration, and a Juris Doctor, cum laude.  He also holds a certified public accountant certificate.

A copy of the press release announcing these changes to the Board of Directors is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

99.1 – Press Release of Broadpoint Gleacher Securities Group, Inc. dated July 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                BROADPOINT GLEACHER SECURITIES GROUP, INC.

                By: /s/ Robert I. Turner
                Name:  Robert I. Turner
                Title:  Chief Financial Officer

Dated: July 9, 2009